Exhibit 99.2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X GEORGIA-CAROLINA BANCSHARES, INC. 01X71A 1 U P X + Special Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 3. For Against Abstain 1. Approval of Merger. To approve the Agreement and Plan of Merger, dated June 23, 2014 by and between State Bank Financial Corporation and Georgia-Carolina Bancshares, Inc. (the “Merger Proposal”): 3. Advisory (non-binding) vote on Executive Compensation. To approve, on a non-binding, advisory basis, the compensation to be paid to the Company’s named executive officers that is based on or otherwise related to the merger (the “Merger- Related Named Executive Officer Compensation Proposal”). For Against Abstain 2. Adjournment. To approve one or more adjournments of the Company’s special meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of the Merger Proposal. NOTE: To transact any other business as may properly come before the meeting or any adjournments or postponements of the meeting. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. Change of Address — Please print new address below. IMPORTANT SPECIAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 1 1 4 2 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on December 3, 2014. Vote by Internet • Go to www.investorvote.com/GECR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS The undersigned hereby appoints Samuel A. Fowler, Jr. and Remer Y. Brinson, III, and each of them, with full power of substitution to each, the proxies of the undersigned to vote all shares of common stock of Georgia-Carolina Bancshares, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Company to be held at 4:00 p.m. on Thursday, December 4, 2014, at 3527 Wheeler Road, Augusta, Georgia 30909, or at any adjournments or postponements thereof upon the proposals on the reverse side. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS ON THE REVERSE SIDE, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACES PROVIDED, THIS PROXY WILL BE SO VOTED. Please date and sign this Proxy exactly as name(s) appears on the mailing label. REVOCABLE PROXY — GEORGIA-CAROLINA BANCSHARES, INC. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q